FMC Corporation Boston Investor Meetings November 21, 2005 W. Kim Foster Senior Vice President and CFO Exhibit 99.1 * * * * * * * * * * * * * * * *

Disclaimer
Safe Harbor Statement under the
Private Securities Litigation Reform Act of 1995
• These slides and the accompanying presentation contain “forward-
looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the
Company may differ materially from those contained in the forward-
looking statements.
• Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of
1934, as amended.
• The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
• These slides contain certain “non-GAAP financial terms” which are defined in the appendix. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation
Diversified chemical company with leading market positions
in industrial, consumer and agricultural markets globally
($ millions, LTM 9/30/05)
FMC
Sales: $2,141.7
EBITDA: $420.5
EBITDA Margin: 19.6%
Industrial
Chemicals
Sales*: $866.7
EBITDA: $150.5
EBITDA Margin: 17.4%
Agricultural
Products
Sales*: $728.8
EBITDA: $160.4
EBITDA Margin: 22.0%
Specialty
Chemicals
Sales*: $549.6
EBITDA: $140.0
EBITDA Margin:  25.5%
* Segment sales figures exclude $3.4 million in eliminations.

Realizing the inherent operating leverage within FMC
- Sustained earnings growth >10% per year
(1)
- Industrial Chemicals recovery in mid-cycle
- Continued growth in Specialty Chemicals and Agricultural Products
Creating greater financial flexibility
- Reduce net debt to ~ $420 million by the end of 2005
- Maintain investment-grade capital policies
Focusing the portfolio on higher growth businesses
- Manage Specialty Chemicals and Agricultural Products for growth
- Manage Industrial Chemicals for cash
- Completed Astaris divestiture in November 2005
- Improve ROIC to 12% minimum by 2006
Disciplined Approach to Unlocking Value
(1)
Earnings before restructuring and other income and charges

Multi-Year Recovery
*
Earnings before restructuring and other income and charges per diluted share.
**
2005E EPS calculated using midpoint of outlook issued by FMC on November 3, 2005.
On track to deliver sustained multi-year recovery in Sales and EPS
$3.20
$4.82
$3.10
$2.55
$1.90
$4.25E
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2000 2001 2002 2003 2004 2005E**
-
1.00
2.00
3.00
4.00
5.00
6.00
Sales EPS

Leading Market Positions
(1) Based on 2004 consolidated sales
(2) Shared
Industrial
Chemicals
#1 in N.A. Soda Ash
#1 in N.A. Hydrogen Peroxide
#1 in N.A. Persulfates
#1 Globally Carrageenan
#1 Globally Carbofuran
#2 in N.A. Pyrethroids
Agricultural
Products
#2 Globally Alginates
Specialty
Chemicals
#1 Globally
(2)
#1 Globally
Lithium Specialties
Microcrystalline Cellulose
Product Group
Position
(1)

Diversified Customers and End Markets
Greater than 80% of sales to non-cyclical end markets
Long term relationships with blue chip customers
No single customer represents more than 5% of sales
Top 10 customers in total represent approximately 15% of sales
2004 Consolidated Sales
Agricultural 34%
Detergents 9%
Pharmaceuticals 11%
Food 8%
Other 12%
Glass/Fiberglass 4%
Chemicals 6%
Pulp & Paper 4%
Electronics 2%
Other 3%
Bottle
Glass 3%
Non-Cyclical
81%
Cyclical
19%
Chemicals 4%

Diversified and Integrated Cost Structure
Low cost sourcing of raw materials
– Backward integration: soda ash, lithium
– Global sourcing of renewable resources: wood pulp, seaweed
Low reliance on purchased raw materials
– Total raw materials represent approximately 25% of cost of sales
– No single raw material accounts for more than 7% of total raw material purchases
– Reduced volatility from limited use of petrochemical feedstocks
Low energy demand requirements
– Energy represents approximately 10% of cost of sales

(1)       Assumes midpoint of FMC outlook of $4.25 per diluted share issued 8/3/05, 39 million shares outstanding,
25% tax rate, $58 million pre-tax interest and $135 million D&A.
(2) Includes legacy environmental spending and Pocatello remediation spending.
(3) Includes gain on sale of San Jose, CA property, debt refinancing costs, repayment of deferrals by Astaris, working capital, pension contributions and taxes.
(4) Free Cash Flow equals sum of cash provided by operations and cash provided by discontinued operations minus cash required by investing activities and debt refinancing costs.
Significant Free Cash Flow
Net debt reduced to ~ $420 million by end of 2005
– lower than target and earlier than expected
-100
0
100
200
300
400
500
EBITDA
(1)
Pre-tax
Interest
Capex
Other
Sources/
Uses
(3)
Free
Cash
Flow
(4)
2005 Cash Flow Drivers
$214E
$416E
$58E
$90E
$50E
Legacy
(2)
$104E
$100E
Astaris
Proceeds

Agricultural Products
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
FMC differentiated by:
– Focused strategy in selected markets, crops and regions
– Leverage proprietary products and third party products/technologies
– Depth and breadth of alliances and partnerships
– Manufacturing cost competitiveness via sourcing from lower cost regions
Insecticides
73%
North America
35%
Latin America
36%
Asia
13%
Europe/
Middle
East/Africa
16%
Herbicides
25%
Based on 2004 Consolidated Sales of $703.5 million
Fungicides 2%

Agricultural Products Financial Performance
$114
$101
$99
$111
$148
$160
0
25
50
75
100
125
150
175
2000 2001 2002 2003 2004
LTM
9/30/05
0
5
10
15
20
25
EBITDA
Capital Spending
EBITDA Margin
2005 earnings growth of 5% expected, reflecting higher sales and lower manufacturing costs partially offset by lower bifenthrin pricing and higher raw materials costs.

Agricultural Products’ Focus
Creating competitive advantage through innovation
– Investing 10% of sales in R&D
– In-licensing products & technologies that complement segment strategies
Driving near-term sales growth
– Label expansions and new formulations in crop and non-crop segments
– In-licensed products, e.g., flonicamid and acetamiprid with maturity sales of
~$50-90 million
Strengthening Market Access
– Distribution joint ventures & alliances
– Third party products
Reducing global supply chain and overhead costs
– Sourcing initiatives should produce additional manufacturing savings
– Further redesign of global supply network
– Market access strategies/alliances drive SG&A reductions

Industrial Chemicals Overview
#1 North American manufacturer of soda ash and peroxygens
Backward integration into natural resources
Low cost, proprietary production technology
Foret is a leading Iberian producer of inorganic chemicals
Asia
7%
Alkali
(Soda ash)
46%
Peroxygens
19%
Foret
35%
Latin
America
8%
North America
50%
Europe/Middle
East/Africa
35%
Asia
7%
Based on 2004 Consolidated Sales of $813.7 million

Industrial Chemicals Financial Performance
Earnings growth of 45% expected in 2005 driven by higher selling prices, partially offset by higher energy, raw material and transportation costs
$151
$124
$130
$133
$94
0
50
100
150
200
2001 2002 2003 2004 LTM 9/30/05
0%
5%
10%
15%
20%
EBITDA Capital Spending EBITDA Margin

Industrial Chemicals’ Focus
Near-term sales growth
– Higher selling prices for soda ash
– Incremental soda ash capacity addition at Granger
– US and European peroxides producers have announced price increases
Margin expansion
- Working to offset rising energy, raw material and transportation costs
- Energy and freight surcharges
Managing its businesses for cash generation

1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005F

Soda Ash Demand
0
2
4
6
8
10
12
Export
Glass Container
Flat Glass
Chemicals
Detergents
Other
North American Soda Ash Shipments
• Demand Drivers:
– GDP
– Cost advantage of natural soda ash versus synthetic soda ash
– Industrialization rates in key export markets

U.S. Bulk
Soda Ash Price Index (1990 = 1.0)
Effective Capacity Utilization
(%, U.S.)
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005F

16 Sold-out U.S. Soda Ash Industry 0.8 0.9 1 1.1 1.2 85% 90% 95% 100% 2005 Contract Renewals Price Index Effective Capacity Util. 2005 domestic price increase is the most significant since 1996

Hydrogen Peroxide
Price Index (1994=1.0)
Effective Capacity Utilization
(%, North America)
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005F

17 Tight North American Hydrogen Peroxide Market 0.6 0.7 0.8 0.9 1 1.1 1.2 70 75 80 85 90 95 100 Price Index Effective Capacity Util. 2005 to represent the third consecutive year of rising prices

BioPolymer
72%
Lithium
28%
Latin
America
8%
North America
41%
Europe/Middle
East/Africa
36%
Asia
15%
• One of two global, integrated manufacturers
• Focus on specialty products – pharmaceuticals and
energy storage devices
Lithium:
• Adds structure, texture and stability to food
• Acts as a binder & disintegrant for dry tablet drugs
• Market leader in every product line
BioPolymer:
Growth Franchises in Specialty Chemicals
Based on 2004 Consolidated Sales of $538.0 million

Specialty Chemicals Financial Performance
$122
$116
$140
$129
$132
0
40
80
120
160
2001 2002 2003 2004 LTM 9/30/05
20%
22%
24%
26%
28%
30%
EBITDA Capital Spending EBITDA Margin
2005 earnings growth expected to be approximately 15%, driven by increased selling prices and productivity improvement

Specialty Chemicals Focus
Growing existing core business
– Maintaining key positions with category leading customers
– Shifting resources toward faster growing segments
– Expanding presence in rapidly growing emerging markets
Commercializing new technology platforms
Managing maturing segments for improved earnings and cash
Identifying financially attractive bolt-on acquisition
opportunities to further expand our franchises

FMC in Summary
Great businesses, each with EBITDA of at least $140 million
Earnings leverage in Industrial Chemicals
Good growth in Specialty Chemicals and Ag Products
Strong financial position
–
Robust and growing EBITDA
–
Balance sheet de-leveraging
–
Low capex requirements
–
Substantial decline in unusual demands on cash flow
Strategic and financial flexibility

FMC Corporation * * * * * * * * * * * * * * * * * * * * *

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
is the sum
of Income (loss) from continuing operations before income
taxes and Depreciation and Amortization.
EBITDA Margin is the quotient of EBITDA (defined above) divided by
Revenue.
ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-tax
Interest expense divided by the sum
of Short-term debt, Current portion of
long-term debt, Long-term debt
and Total shareholders’
equity.

Segment Financial Terms
These slides contain references to segment financial items which are presented in detail in Note 18 of FMC’s 2004 Form 10-K.  Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
for a segment is the sum
of Income (loss) from continuing operations
before income taxes for that segment and Depreciation and Amortization for that segment.
EBITDA Margin for a segment is the quotient of EBITDA (defined above) divided by Revenue for that segment.

Reconciliation of LTM 9/301/2005 consolidated income from continuing operations before income taxes
(a GAAP measure) to LTM 9/30/2005 EBITDA (a Non-GAAP measure)
(Unaudited, in $ millions)
LTM 9/30/2005
Income (loss) from continuing operations before
income taxes
$133.3
Add:
Restructuring and other charges
24.4
Interest expense, net 64.8
Write-off of deferred financing fees
9.9
Affiliate Interest Expense
0.9
Depreciation and amortization 138.1
EBITDA (Non-GAAP)
$420.5
EBITDA Reconciliation: LTM 9/30/05
Gain on Sale of Investment
(9.3)
Loss on Extinguishment of Debt
58.4

Reconciliation of LTM 9/30/05 segment operating profit (a GAAP measure)
to LTM 9/30/05 EBITDA (a Non-GAAP measure)
(Unaudited, in millions)
Industrial Specialty Agricultural
Segment
Chemicals Chemicals Products
LTM 9/30/05 segment operating profit (GAAP) $82.6 $106.9 $128.3
Add:
Depreciation and amortization
67.9
33.1 32.1
LTM 9/30/05 EBITDA (Non-GAAP)
$150.5 $140.0 $160.4
Segment EBITDA Reconciliation